Exhibit 99.1

PATHFINDER ACQUISITION CORPORATION AND SERVICEMAX, INC. MUTUALLY AGREE TO TERMINATE BUSINESS COMBINATION AGREEMENT Due to Market Conditions

PLEASANTON and PALO ALTO, Calif. – December 6, 2021 – Pathfinder Acquisition Corporation (NASDAQ: PFDR) (“Pathfinder”), a publicly traded special purpose acquisition company co-sponsored by affiliates of HGGC and Industry Ventures, and ServiceMax, Inc. (“ServiceMax”), announced today that both companies have mutually agreed to terminate their previously announced Business Combination Agreement (the “Business Combination Agreement”), effective immediately, due to unfavorable market conditions. Neither party will be required to pay the other a termination fee as a result of the mutual decision to terminate the Business Combination Agreement.

In light of the mutual decision to terminate the Business Combination Agreement, Pathfinder has cancelled the extraordinary general meeting of its shareholders, which was scheduled to be held on December 7, 2021, for the purpose of voting on the Business Combination Agreement and related transactions.

Pathfinder intends to continue to pursue the consummation of a business combination prior to its dissolution deadline of February 19, 2023 (unless such date is extended in accordance with Pathfinder’s governing documents).

About Pathfinder

Pathfinder is a purpose-built partnership between affiliates of two investment firms with a strong record of success as investors in technology and tech-enabled businesses: HGGC, a leading middle-market private equity firm based in Palo Alto, and Industry Ventures, a leading multi-strategy venture capital platform based in San Francisco. Pathfinder’s corporate objective is to identify and execute a business combination with a high quality, growth-oriented private company in the tech sector that Pathfinder believes can succeed as a public company and generate attractive returns for shareholders over the long term.

About ServiceMax

ServiceMax’s mission is to help customers keep the world running with asset-centric field service management software. As a recognized leader in this space, ServiceMax’s mobile apps and cloud-based software provide a complete view of assets to field service teams. By optimizing field service operations, customers across all industries can better manage the complexities of service, support faster growth, and run more profitable, outcome-centric businesses.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available to Pathfinder. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Pathfinder cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including those included under the heading “Risk Factors” in the final prospectus filed by Pathfinder on February 18, 2021 relating to Pathfinder’s initial public offering and in its subsequent periodic reports and other quarterly filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pathfinder, ServiceMax, their respective directors, officers or employees or any other person that Pathfinder will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Pathfinder as of the date of this communication. Subsequent events and developments may cause that view to change. However, while Pathfinder may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Pathfinder as of any date subsequent to the date of this communication.

Media Contact

Lance Taylor
Information@pathfinderacquisition.com